                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - September 6, 2001

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-16276                23-2449551
State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                 Number)           Identification Number)


         101 North Pointe Boulevard                     17601-4133
           Lancaster, Pennsylvania                      (Zip Code)
  (Address of principal executive offices)


Registrant's telephone number including area code:          (717) 581-6030


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not Applicable.

ITEM 5.     OTHER EVENTS.

            Registrant attaches the Stock Disposition Agreement, dated September 6, 2001, by and between Howard E. Groff, Sr. and Sterling Financial Corporation, which Agreement clarifies the terms and circumstances whereby Registrant may acquire shares of Registrant's stock held by Mr. Groff after his death. The Agreement supercedes the letter agreement, dated June 30, 1994, and, most recently, filed with the Commission on a Current Report on Form 8-K on March 28, 2000.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Exhibits:

                  99.1 Stock Disposition Agreement, dated September 6, 2001, by and between Howard E. Groff, Sr. and Sterling Financial Corporation.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not Applicable.

ITEM 9.     REGULATION FD. DISCLOSURE.

            Not Applicable.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STERLING FINANCIAL CORPORATION
                                          (Registrant)


Dated: September 18, 2001                 /s/ John E. Stefan
                                          ------------------
                                          John E. Stefan,
                                          President and Chief Executive Officer





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                                  EXHIBIT INDEX

                                                                     Page Number
                                                                     in Manually
Exhibit No.  Description                                            Signed Original
-----------  -----------                                            ---------------
99.1         Stock Disposition Agreement, dated September 6, 2001,
             by and between Howard E. Groff, Sr. and
             Sterling Financial Corporation